Exhibit 10.2

SECOND AMENDMENT TO

THIRD AMENDED AND RESTATED

UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED UNDERWRITING AND CONTINUING INDEMNITY AGREEMENT, dated as of November 14, 2005 (this “Amendment”), is entered into by and among (i) GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (“HOLDINGS”), and the SUBSIDIARIES of HOLDINGS signatories hereto (collectively with HOLDINGS, the “INDEMNITORS”), (ii) TRAVELERS CASUALTY AND SURETY COMPANY, a Connecticut corporation (as assignee of Reliance Insurance Company, a Pennsylvania corporation, United Pacific Insurance Company, a Pennsylvania corporation, Reliance National Insurance Company, a Delaware corporation, and Reliance Surety Company, a Delaware corporation) (“TCASC”), and (iii) TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA, a Connecticut corporation (“TRAVELERS AMERICA” and together with TCASC, “TRAVELERS”).

W I T N E S S E T H:

WHEREAS, the INDEMNITORS and TRAVELERS are parties to a certain Third Amended and Restated Underwriting and Continuing Indemnity Agreement dated as of December 22, 2003, as amended, supplemented or otherwise modified from time to time (as amended, supplemented and modified, the “Agreement”);

WHEREAS, the INDEMNITORS have requested TRAVELERS to amend the Agreement; and

WHEREAS, TRAVELERS is willing to amend the Agreement as provided herein, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the INDEMNITORS and TRAVELERS hereby agree as follows:

SECTION 1.  DEFINED TERMS.

Capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement.

SECTION 2.  AMENDMENTS TO AGREEMENT.

Subject to satisfaction of the conditions set forth in Section 3 of this Amendment, the Agreement is hereby amended as follows:

(a)                                  Section 1.1 of the Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order:

“NASDI” means North American Site Developers, Inc., a Massachusetts corporation, and, upon consummation of the NASDI CONVERSION, means North American Site Developers, LLC, a Delaware limited liability company.

“NASDI CONVERSION” means the conversion of North American Site Developers, Inc., a Massachusetts corporation, into North American Site Developers, LLC, a Delaware limited liability company.

(b)                                 Section 1.1 of the Agreement is hereby further amended by deleting “North American Site Developers, Inc.” appearing in the definition of “LIMITED SUBSIDIARY” and by substituting “NASDI” in place thereof.

(c)                                  Sections 3.1 and 3.2 of the Agreement are hereby amended by deleting “North American Site Developers, Inc.” each time appearing in such sections and by substituting “NASDI” in place thereof.

(d)                                 Section 6.13(b) of the Agreement is hereby amended by deleting clause (iv) in its entirety and by substituting the following in place thereof:

(iv)  equity interests issued by NASDI to Persons other than Holdings or a wholly-owned SUBSIDIARY of HOLDINGS, provided that the aggregate amount of such equity interests issued to such Persons shall not exceed (A) prior to the NASDI CONVERSION, twenty-five percent (25%) of the aggregate equity interests issued by NASDI, and (B) after the NASDI CONVERSION, thirty-five percent (35%) of the aggregate equity interests issued by NASDI.

SECTION 3.  CONDITIONS PRECEDENT.

This Amendment shall be effective upon receipt by TRAVELERS of the documents listed below:

(a)                                this Amendment duly executed by all parties hereto.

SECTION 4.  REPRESENTATIONS AND WARRANTIES.

To induce TRAVELERS to enter into this Amendment, the INDEMNITORS represent and warrant to TRAVELERS as of the date hereof and after giving effect to this Amendment that:

(a)                                  The representations and warranties contained in Article V of the Agreement, in Section 4 of each SECURITY AGREEMENT (A/R), in Section 4 of each SECURITY AGREEMENT (EQUIPMENT), in Section 4 of the PLEDGE AGREEMENT and in Article I of each of the VESSEL MORTGAGES, are correct in all material respects on and as of the date hereof as though made on and as of such date except to the extent stated to relate to an earlier date, in which case such representation and warranty shall be correct as of such earlier date; and

(b)                                 No EVENT OF DEFAULT has occurred and is continuing.

SECTION 5.  GENERAL.

(a)                                  As hereby modified, the Agreement shall remain in full force and effect and is hereby ratified, approved and confirmed in all respects.

(b)                                 This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

(c)                                  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

(d)                                 HOLDINGS acknowledges and agrees that any expense incurred by TRAVELERS in connection herewith and any other documents referenced herein (if any) and the transactions contemplated hereby, including reasonable legal fees and out-of-pocket costs and expenses of outside counsel, shall be fully paid or reimbursed by HOLDINGS.

[signature pages follows]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties as of the date first written above.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

LYDON DREDGING & CONSTRUCTION COMPANY, LTD.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President

FIFTY-THREE DREDGING CORPORATION

By:	/s/ William H. Hanson
	Name:	William H. Hanson
	Title:	President

DAWSON MARINE SERVICES COMPANY

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President, Chief Financial
Officer and Treasurer

NORTH AMERICAN SITE DEVELOPERS, INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Vice President and Treasurer

JDC SOIL MANAGEMENT & DEVELOPMENT INC.

By:	/s/ Deborah A. Wensel
	Name:	Deborah A. Wensel
	Title:	Senior Vice President and Chief
Financial Officer

TRAVELERS CASUALTY AND SURETY COMPANY

By:	/s/ Michael Damewood
	Name:	Michael Damewood
	Title:	Attorney-in-Fact

TRAVELERS CASUALTY AND SURETY COMPANY OF AMERICA

By:	/s/ Michael Damewood
	Name:	Michael Damewood
	Title:	Attorney-in-Fact